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                                                                    Exhibit 23.2



                        Consent of Independent Auditors



We consent to the reference to our firm under the caption "Independent Auditors" and to the use of our report dated February 16, 1996, included in the Proxy Statement of Reading Company that is made a part of the Registration Statement (Form S-4 No. 333-00000) and Prospectus of Reading Entertainment, Inc. for the registration of 4,973,174 shares of its common stock.


                                                /s/ ERNST & YOUNG LLP


Philadelphia, Pennsylvania
October 3, 1996